Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Acquisitions Disclosure [Abstract]
Acquisitions

Note 3: Acquisitions

Equity Investments Exchange

We had a portfolio of 11 hotels we owned through noncontrolling interests in equity investments with one other partner. In July 2014, we entered into an agreement to exchange with our partner our ownership interest in six of these hotels for the remaining interest in the other five hotels. As a result of this exchange, we have a 100 percent ownership interest in five of the 11 hotels and no longer have any ownership interest in the remaining six hotels. The following is a listing of all 11 hotels involved in this exchange, including pre-exchange and post-exchange ownership percentages:

Property	Pre-Exchange Ownership %	Post-Exchange Ownership %
Embassy Suites Atlanta—Perimeter Center	50%	100%
Embassy Suites Kansas City—Overland Park	50%	100%
Embassy Suites Kansas City—Plaza	50%	100%
Embassy Suites Parsippany	50%	100%
Embassy Suites San Rafael—Marin County	50%	100%
Embassy Suites Austin—Central	50%	—%
Embassy Suites Chicago—Lombard/Oak Brook	50%	—%
Embassy Suites Raleigh—Crabtree	50%	—%
Embassy Suites San Antonio—International Airport	50%	—%
Embassy Suites San Antonio—NW I-10	50%	—%
DoubleTree Guest Suites Austin	10%	—%

This transaction was accounted for as a business combination achieved in stages, resulting in a remeasurement gain based upon the fair values of the equity investments. The carrying values of these equity investments immediately before the exchange were $59 million and the fair values of these equity investments immediately before the exchange were $83 million, resulting in a pre-tax gain of $24 million recognized in other gain, net in our condensed consolidated statements of operations for the nine months ended September 30, 2014. We also incurred transaction-related costs of $1 million recognized in other gain, net in our condensed consolidated statements of operations for the nine months ended September 30, 2014. Following the exchange, we consolidated the five hotels we owned 100 percent.

The fair value of the assets and liabilities acquired as a result of the exchange were as follows:

(in millions)
Cash and cash equivalents	$2
Property and equipment	144
Other intangible assets	1
Long-term debt	(64)

Net assets acquired	$83

See Note 10: “Fair Value Measurements” for additional details on the fair value techniques and inputs used for the remeasurement of the assets and liabilities.

The results of operations from the five wholly owned hotels included in the condensed consolidated statements of operations for the nine months ended September 30, 2014 following the exchange were not material.

Land Parcel

During the nine months ended September 30, 2013, we acquired a parcel of land for $28 million, which we previously leased under a long-term ground lease.

Note 3: Acquisitions

In conjunction with business combinations, we record the assets acquired, liabilities assumed and noncontrolling interests at fair value as of the acquisition date, including any contingent consideration. Furthermore, acquisition-related costs, such as due diligence, legal and accounting fees, are expensed in the period incurred and are not capitalized or applied in determining the fair value of the acquired assets.

Hilton Bradford

In October 2013, we purchased the land and building associated with the Hilton Bradford, which we previously leased under a capital lease, for a cash payment of British Pound Sterling (“GBP”) 9 million, or approximately $15 million. As a result of the acquisition, we released our capital lease obligation of $17 million and recognized a gain of $2 million that was included in other gain, net in our consolidated statement of operations for the year ended December 31, 2013.

Land Parcel Acquisition

In April 2013, we acquired a parcel of land for $28 million, which we previously leased under a long-term ground lease.

Odawara Hilton Co., LTD

In December 2012, we purchased the remaining 53.5 percent ownership interest in Odawara Hilton Co., LTD (“OHC”), which leased the Hilton Odawara that we managed, for a cash payment of Japanese Yen (“JPY”) 155 million, or approximately $1 million. Prior to the acquisition, we had a 46.5 percent ownership interest in OHC, with the remaining interest held by nine stockholders each of whom had no more than a 10 percent ownership interest. We were considered to be the primary beneficiary of this VIE and, as such, OHC was consolidated in our consolidated financial statements. Upon completion of the acquisition of the remaining interests, we wholly own OHC. The equity transaction resulted in a decrease of approximately $4 million to additional paid-in capital.

In conjunction with this acquisition and predicated upon the fact that it would occur, in December 2012, OHC executed a binding purchase agreement with the owner of the Hilton Odawara to purchase the building and the surrounding land. However, the closing of the sale, which will include the exchange of cash and the acquisition of the title by Hilton, will not occur until December 2015. As a result of this purchase agreement and other factors, the Hilton Odawara lease, which was previously accounted for as an operating lease, was recorded as a capital lease asset and obligation of $15 million as of December 31, 2012.

Oakbrook Suites and Garden Inn, LLC

In August 2011, we purchased the remaining 50 percent ownership interest in Oakbrook Suites and Garden Inn, LLC (“Oakbrook LLC”), which owned the Hilton Suites Oakbrook and the Hilton Garden Inn Oakbrook Terrace, for a cash payment of $12 million. Prior to the acquisition, we had a 50 percent ownership interest in Oakbrook LLC, which was accounted for using the equity method. Upon completion of the acquisition of the remaining interests, we wholly owned Oakbrook LLC, and it was consolidated in our consolidated financial statements. The fair value of the net assets acquired was $24 million. Our cash paid for the acquisition, along with the carrying value of our investment in Oakbrook LLC, was allocated to the net assets acquired, which consisted primarily of land, buildings and furniture and equipment.